Vanguard Strategic Equity Fund Investment Strategy - Investor Prospectus [Member] - Vanguard Strategic Equity Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing in small- and mid-capitalization domestic equity securities based on the advisor’s assessment of the relative return potential of the securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. For purposes of the 80% policy, equity securities include common stocks, preferred stocks, warrants to purchase common stocks and preferred stocks, depositary receipts, and other securities with equity characteristics.